                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ /  Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under 14a-12

                        A.C. MOORE ARTS AND CRAFTS, INC.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

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/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                        A.C. MOORE ARTS AND CRAFTS, INC.
                              500 University Court
                               Blackwood, NJ 08012
                                 (856) 228-6700


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 17, 2001

To the Shareholders of A.C. Moore Arts & Crafts, Inc.:

       The 2001 Annual Meeting of Shareholders of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") will be held on Thursday, May 17, 2001, at 10:00 a.m., prevailing time, at the Holiday Inn, 542 Route 9, Fishkill, New York, for the purpose of considering and acting upon the following:

           1. To elect two Class B directors to hold office for a term of three years and until their successors are duly elected and qualified, as described in the accompanying Proxy Statement;

           2. To transact such other business as may properly come before the Annual Meeting.

       Only shareholders of record at the close of business on April 12, 2001, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

       If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors

                                              Janet Parker-Vandenberg
                                              Secretary

Blackwood, New Jersey
April 19, 2001

                        A.C. MOORE ARTS AND CRAFTS, INC.
                              500 University Court
                               Blackwood, NJ 08012
                                 (856) 228-6700


                        -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                        -------------------------------


       The accompanying proxy is solicited by the Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") for use at the 2001 Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, May 17, 2001, at 10:00 a.m., prevailing time, at the Holiday Inn, 542 Route 9, Fishkill, New York, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about April 19, 2001.

       The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile, telegraph or teletype by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of the shares they hold of record.

       Only shareholders of record, as shown on the stock transfer books of the Company, at the close of business on April 12, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 7,425,833 shares of Common Stock outstanding.

       Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of all nominees for directors hereinafter named. Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder who submits a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

       The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

       Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

                              ELECTION OF DIRECTORS

       The Company's Articles of Incorporation provide that the board of directors shall consist of not fewer than one nor more than 15 directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the number of directors at six. Pursuant to the Articles of Incorporation of the Company, the directors are divided into three classes, which is required to be as nearly equal in number as possible. One class of directors is to be elected annually for a term of three years. The board of directors is currently comprised of three classes of two directors each.

       At the Meeting shareholders will elect two Class B directors to serve for a term of three years and until their successors are elected and qualified. Unless directed otherwise, the persons named in the enclosed Proxy intend to vote such Proxy "for" the election of the listed nominees or, in the event of inability of a nominee to serve for any reason, for the election of such other person as the board of directors may designate to fill the vacancy. The board has no reason to believe that any nominee will not be a candidate or will be unable to serve.

       The board of directors has nominated Richard J. Bauer and Richard J. Drake to serve as the Class A directors. Mr. Bauer and Mr. Drake currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected. The following table sets forth information, as of the Record Date, concerning A.C. Moore's directors and nominees for election to the board of directors:

                                                                             Director             Term
             Name                  Age                Position               Since(1)            Expires
------------------------------- ---------- -------------------------------  ------------ -------------------------
William Kaplan                     73      Chairman of the Board               1984                2003

John E. (Jack) Parker              59      President, Chief Executive          1984                2003
                                           Officer and Director

Richard J. Bauer (2)(3)(4)         75      Director                            1990                2001

Richard J. Drake(3)(4)             67      Director                            1984                2001

Patricia A. Parker                 58      Director                            1984                2002

Richard Lesser (2) (3)             66      Director                            1993                2002

--------------------------
(1) Includes service as a director of A.C. Moore Incorporated, the Company's wholly-owned operating subsidiary.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.
(4) Nominee for Director.

       The following information about A.C. Moore's directors and nominees for director is based, in part, upon information supplied by such persons.

       Mr. Kaplan is a co-founder of the Company and has been Chairman of the Board of Directors of the Company since its inception. Mr. Kaplan also serves as the Chairman of the Board of Directors of Regal Bag Corporation, a manufacturer of women's handbags which he founded in 1947.

       Mr. Parker is a co-founder of the Company and has been President, Chief Executive Officer and a director of the Company since its inception. From 1959 to 1984, Mr. Parker worked for the F.W. Woolworth Company ("Woolworth") in various management positions, most recently as President and Chief Executive Officer of the U.S. General Merchandise Group where he had responsibility for more than 1,000 stores, including the entire domestic chain of Woolworth retail stores. Mr. Parker is the husband of Patricia A. Parker.

       Ms. Parker has been Executive Vice President, Merchandising of the Company since September 1990. From 1985 to 1990, she served as a Vice President of the Company. Ms. Parker is responsible for purchasing all floral and seasonal merchandise and the Company's import purchasing program. Ms. Parker is the wife of Jack Parker.

       Mr. Lesser has been a director of the Company since March 1993. He is currently Executive Vice President and a Director of The TJX Companies, Inc., a New York Stock Exchange traded retail company. Mr. Lesser is a director of Reebok International, a New York Stock Exchange traded shoe and apparel manufacturer and Dollar Tree Stores, Inc., a Nasdaq traded retail company.

       Mr. Bauer has been a director of the Company since September 1990. Mr. Bauer is President and Chief Executive Officer of Eastern Alloys, Inc. an independent zinc alloyer, which he founded in 1965. Mr. Bauer is the co-founder and current Chairman of the Board of Service Aluminum Corporation, an aluminum trading company.

       Mr. Drake has been a director of the Company since its founding. He is President of Drake, Sommers, Loeb, Tarshis & Catania, P.C., a professional corporation which renders legal services.

Shareholder Nominations

       Pursuant to A.C. Moore's Bylaws, no shareholder is permitted to nominate a candidate for election as a director unless the shareholder complies with the procedures set forth in the Bylaws. According to the Bylaws, nominations by shareholders for directors to be elected at a meeting of shareholders which have not previously been approved by the Board of Directors must be submitted to the Secretary of the Corporation in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each nomination is required to set forth: (i) the name and address of the shareholder making the nomination and the person or persons nominated; (ii) a representation that the shareholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. All nominations which are late will be rejected by the Company.

Board of Directors, Committees and Attendance at Meetings

       The Board of Directors of A.C. Moore held 4 meetings during 2000. The audit committee and the compensation committee each held one meeting during 2000. All directors attended all Board and applicable committee meetings.

       The Board has two standing committees. The Company does not have a standing nominating committee.

           -- The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of A.C. Moore and administers various compensation and benefit plans. The current members of the Compensation Committee are Messrs. Bauer and Lesser.

           -- The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements, proposes changes in the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting and financial controls. The Audit Committee also makes recommendations to the Board of Directors on the engagement of the Company's independent accountants as well as other matters which may come before the Committee or at the direction of the Board of Directors. A copy of the Audit Committee's Charter is attached to this Proxy Statement as Appendix "A." The current members of the Audit Committee are Messrs. Bauer, Drake and Lesser.

Audit Committee Report

       On February 21, 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, PricewaterhouseCoopers, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from PricewaterhouseCoopers, LLP regarding its independence and has discussed with PricewaterhouseCoopers, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

       This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

                               The Audit Committee

                                Richard J. Bauer
                                Richard J. Drake
                                 Richard Lesser

Director Compensation

       Directors' Fees. Directors who are not officers, employees or consultants of the Company each receive a directors' fee of $5,000 annually plus $400 per meeting and a committee fee of $100 for each committee of which the director is a member.

       Stock Options. Messrs. Bauer, Drake and Lesser, directors of the Company, each were granted under the Company's 1997 Employee, Director and Consultant Stock Option Plan an option to acquire 10,000, 8,000 and 4,000 shares of Common Stock in 2000, 1999 and 1998, respectively. In 1997 Messrs. Bauer and Drake were each granted an option to acquire 10,000 shares under such plan. In 1995, Mr. Lesser, a director of the Company, was granted an option which is exercisable for 64,500 shares of Common Stock at an exercise price of $4.66 per share. Mr. Lesser's option expires on February 28, 2005.

Security Ownership of Certain Beneficial Owners and Management

       The following table sets forth, as of February 28, 2001, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by A.C. Moore to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director of A.C. Moore, (iii) by each executive officer of A.C. Moore named in the Summary Compensation Table and (iv) by all directors and executive officers of A.C. Moore as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                                                         Shares Beneficially Owned (1)
                     Name and Address                                      Number               Percent
-----------------------------------------------------------           -----------------       -------------
William Kaplan (2)                                                       1,940,000               25.4%
Jack Parker (2)                                                          2,140,000               28.0%
Rex A. Rambo                                                                79,000 (4)            1.0%
Patricia A. Parker (2)                                                   2,143,333 (3)           28.0%
Leslie H. Gordon                                                            59,166 (5)             *
Janet Parker-Vandenberg                                                     26,000 (6)             *
Richard Lesser                                                              69,832 (7)             *
Richard J. Bauer                                                            21,732 (8)             *
Richard J. Drake                                                            17,332 (8)             *
Dimensional Fund Advisors                                                  401,900 (9)            5.3%
All executive officers and directors as a group (9 persons)              4,356,395               57.0%

------
* Denotes less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the Common Stock. Shares of Common Stock issuable upon the exercise of securities currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.
(2) The address of each of Messrs. Kaplan and Parker and Ms. Parker is 500 University Court, Blackwood, New Jersey 08012.

(3) In accordance with the SEC's rules Ms. Parker is deemed to be the beneficial owner of the shares owned of record by her husband, Jack Parker. Ms. Parker disclaims beneficial ownership of these shares. Ms. Parker's total also includes 3,333 shares subject to presently exercisable options.
(4) Includes 55,000 shares subject to presently exercisable options.
(5) Includes 46,666 shares subject to presently exercisable options.
(6) Includes 25,000 shares subject to presently exercisable options.
(7) Represents 69,832 shares of Common Stock which may be acquired upon the exercise of currently exercisable options.
(8) Includes 15,332 shares subject to presently exercisable options.
(9) Information with respect to Dimensional Fund Advisors Inc. ("Dimensional") is derived from Dimensional's Schedule 13G relating to the Company filed with the Securities and Exchange Commission. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. Those investment companies, trusts and accounts are referred to as the "Funds." In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company reflected in the table, all of which are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

Executive Compensation

         Compensation Committee Report

         The Compensation Committee of A.C. Moore's board of directors establishes A.C. Moore's general compensation policies, compensation plans and specific compensation levels of A.C. Moore's most highly compensated executive officers, and reviews the design, administration and effectiveness of compensation programs for other key executives. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation, integrate pay with A.C. Moore's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist A.C. Moore in attracting and retaining qualified executives.

         Base Salary and Incentive Compensation. A.C. Moore's executive officer compensation program is comprised of base salary, annual cash incentive compensation and long term incentive compensation in the form of stock options and various benefits. The Company seeks to be competitive with compensation programs offered by companies of a similar size within the retail industry.

         Prior to the beginning of each fiscal year, financial and other goals are established for the Company. Each executive officer is responsible for accomplishing the goals pertaining to his or her area of responsibility. Base salaries are based on the results of individual performance, as well as other considerations such as the executive officer's level of responsibility, years of service with A.C. Moore and professional background. Incentive compensation is based upon the achievement of Company profit objectives. As set forth in the Summary Compensation Table, each executive officer of the Company received bonus compensation during 2000 except Jack Parker who has excluded himself from the Company's incentive compensation program.

         Stock Options. A.C. Moore uses its 1997 Employee, Director and Consultant Stock Option Plan (the "Plan") as a long-term incentive plan for executive officers and key employees. The objectives of the Plan with respect to executive officers are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in A.C. Moore. The Plan authorizes the

Compensation Committee to award stock options to officers and key employees. Stock options granted to executive officers are based upon the level and degree of responsibility of the positions they hold. In general under the Plan, options are granted with an exercise price equal to the fair market value of the A.C. Moore Common Stock on the date of grant and are exercisable according to a vesting schedule determined by the Compensation Committee at the time of grant. In 2000, 1999 and 1998, the board of directors granted options to purchase an aggregate of 184,200 shares, 203,900 shares and 152,150 shares, respectively of A.C. Moore Common Stock under the Plan. Information concerning the option grants to certain executive officers is set forth in the Summary Compensation Table.

         Policy with Respect to Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held corporation, such as A.C. Moore, for certain compensation exceeding $1,000,000 paid during a taxable year to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the Compensation Committee intends that the Plan qualify for the performance-based exclusion. The Compensation Committee continually evaluates to what extent Section 162(m) will apply to its other compensation programs.

       Discussion of 2000 Compensation for the Chief Executive Officer and the Chief Operating Officer

         In considering the compensation for Mr. Parker, the President and Chief Executive Officer, the Compensation Committee reviewed his existing compensation arrangements which were based on circumstances determined before the Company's sale of common shares to the public and compensation levels of comparable retail companies. The Compensation Committee accordingly made the determination that the annual compensation for the President be established as $350,000. It was also determined that as a major stockholder, the President would not participate in either the incentive compensation program or the Stock Option Plan. Mr. Parker elected to reduce his compensation to $300,000 for 2000, 1999 and 1998.

         As part of his overall compensation package, Mr. Parker is provided various life insurance policies, including a split dollar life insurance arrangement for Mr. Parker and his wife.

       Mr. Rambo, the Chief Operating Officer, was promoted to that position in December, 1997. For 2000, 1999 and 1998, the Compensation Committee approved an annual base compensation of $300,000. Mr. Rambo also participates in the Company's incentive compensation program and the Stock Option Plan.

                           THE COMPENSATION COMMITTEE

                                 Richard Lesser
                                Richard J. Bauer

         Summary Compensation Table

         The following table sets forth the compensation earned by the Company's Chief Executive Officer and four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during 2000, 1999 and 1998:


                                                                                             Long Term
                                              Annual Compensation                           Compensation
                                            -------------------------                      ---------------
                                                                                             Securities
   Name and Principal           Fiscal                                    Other Annual       Underlying          All Other
        Position                 Year          Salary         Bonus        Compensation        Options          Compensation
----------------------------    ------     ------------    ---------    ---------------   ---------------    ----------------
William Kaplan                  2000           $150,000           --                 --                --                  --
Chairman of the Board           1999            150,000           --                 --                --                  --
                                1998            150,000           --                 --                --                  --

Jack Parker                     2000           $300,000           --         26,126 (2)                --          $19,982(1)
President and Chief             1999            300,000           --         24,886 (2)                --           19,340(1)
Executive Officer               1998            300,000           --         24,886 (2)                --           19,362(1)

Rex Rambo                       2000           $300,000      $25,000                               25,000          $1,500(3)
Executive Vice President        1999            300,000       25,000                 --            30,000           1,500(3)
and Chief Operating Officer     1998            300,000           --                 --            15,000                 --

Patricia A. Parker              2000           $215,000      $15,000                                7,500          $19,982(1)
Executive Vice President,       1999            215,000       15,000                 --            10,000           19,340(1)
Merchandising                   1998            215,000           --                 --                --           19,362(1)

Leslie H. Gordon                2000           $225,000      $25,000                               17,000           $1,500(3)
Executive Vice President,       1999            207,000       25,000                 --            20,000            1,500(3)
Chief Financial Officer         1998            207,000           --                 --             7,500                  --
and Treasurer

------

(1) Reflects one-half of the value of the benefit to Jack Parker and Patricia A. Parker of the premium paid by the Company for a split-dollar second-to-die life insurance policy and in 2000 and 1999, a $1,500 annual contribution by the Company pursuant to the Company's 401(K) Plan.
(2) Represents life insurance premiums paid by the Company.
(3) Represents annual contribution by the Company pursuant to the Company's 401(K) Plan.

         Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning stock options granted during fiscal 2000 to the Named Executive Officers. The following table also sets forth the potential realizable value over the term of the options (the period from grant date to the expiration date), based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts do not represent A.C. Moore's estimate of future stock price. Actual realizable values, if any, of stock options will depend on the future performance of A.C. Moore's Common Stock.

                                                                                       Potential Realizable
                                                                                         Value at Assumed
                                                                                              Annual
                                                                                       Rates of Stock Price
                                                                                         Appreciation For
                                             Individual Grants                            Option Term (1)
                          ---------------------------------------------------------   ------------------------
                           Number of       Percent of
                          Securities     Total Options
                          Underlying       Granted to
                            Options       Employees In     Exercise    Expiration
         Name               Granted       Fiscal Year       Price         Date           5%           10%
-----------------------   ------------   ---------------   ---------   ------------   ----------  ------------
William Kaplan                -               -               -             -             -            -
Jack Parker                   -               -               -             -             -            -
Rex Rambo                   25,000          13.6             7.88       7/19/2010      $124,000      $314,000
Patricia A. Parker           7,500           4.1             7.88       7/19/2010      $ 37,200      $ 94,200
Leslie H. Gordon            17,000           9.2             7.88       7/19/2010      $ 84,320      $213,520

------
(1) Represents the difference between the market value of A.C. Moore's common stock for which the option may be exercised, assuming that the market value of the common stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively, and the exercise price of the option. The rates of appreciation used in this table are prescribed by regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the common stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

       The following table sets forth certain information concerning the exercise of stock options during fiscal 2000 and the number and value of unexercised options held at the end of fiscal 2000 by the named executive officers.

                                                        Number of Securities         Value of Unexercised
                                                       Underlying Unexercised       In-the-Money Options at
                                                         Options at Year-End          Fiscal Year-End(1)
                                                    ---------------------------   ---------------------------
                             Shares
                           Acquired on    Value
          Name              Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------------    ------------  ---------  -----------   -------------   -----------   -------------
William Kaplan               --             --            --              --             --             --
Jack Parker                  --             --            --              --             --             --
Rex Rambo                    --             --        55,000          40,000         24,398         56,552
Patricia A. Parker           --             --         3,333          14,167          8,133         18,592
Leslie H. Gordon             --             --        46,666          32,834         16,265         37,805

------

(1) The last reported sales price of the common stock as reported through the Nasdaq Stock Market on December 31, 2000 was $8.19.

Severance Arrangement

         The Company has agreed to pay Leslie H. Gordon a lump sum equal to one year of his then current salary if Mr. Gordon's employment is terminated without cause.

Certain Relationships and Related Transactions

         Richard J. Drake, a director of the Company, is a member of a law firm which the Company has retained during 2000 and which the Company intends to retain during 2001.

         In 2000, the Company reimbursed Regal Bag Corporation and related companies ("Regal") for (i) $219,000 representing Regal's cost and expense in providing clerical and mailing services to the Company related to the Company's Teacher's Program,"Crafty Kid's Club" and "Teen Club" and (ii) $253,000 for merchandise sold in the Company's stores. William Kaplan, a director of the Company, is an executive officer and principal shareholder of Regal.

         It is the Company's policy that all material transactions between the Company and its officers, directors and other affiliates must be approved by a majority of the disinterested members of the Company's Board of Directors and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Stock Performance Graph

         The graph which follows indicates the cumulative total return on A.C. Moore Common Stock since October 9, 1997, the date the A.C. Moore Common Stock began trading on the Nasdaq National Market, compared with the cumulative total return of companies included in the Nasdaq Stock Market Index and in the Nasdaq Retail Trade Index. Cumulative total return on the A.C. Moore Common Stock or the index equals the total increase in value since October 9, 1997, assuming reinvestment of all dividends. The graph assumes that $100 was invested on October 9, 1997 in A.C. Moore Common Stock and in each of the indexes. The Company paid no dividends during the period.

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   October 9, 1997   December 31, 1997   December 31, 1998   December 31, 1999   December 31, 2000

* = The NASDAQ Retail Trade Index  @ = NASDAQ Stock Market Index  + = A.C. Moore


                                                                                December 31,
                                       -----------------  ----------------------------------------------------------
                                         October 9,
                                            1997              1997           1998           1999            2000
                                       -----------------  -------------  -------------  --------------   -----------
  A.C. Moore                                 100               76             41              39             55
  Nasdaq Stock Market Index                  100               90            127             236            142
  The NASDAQ Retail Trade Index              100               96            117             103             63


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during 2000.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for the 2002 Annual Meeting of Shareholders must be submitted to A.C. Moore by December 20, 2001 to receive consideration for inclusion in A.C. Moore's Proxy Statement. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8. Any proposal submitted outside of the Rule 14a-8 process for consideration at the Company's 2002 Annual Meeting of Shareholders will not be considered at such meeting unless it is submitted to the Secretary of the Company in accordance with Section 202 of the Company's By-laws no later than December 20, 2001.

                             APPOINTMENT OF AUDITORS

         The board of directors has appointed PricewaterhouseCoopers LLP, independent accountants, to serve as A.C. Moore's independent auditors for the year ending December 31, 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the A.C. Moore Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Audit Fees

         PricewaterhouseCoopers, LLP billed aggregate fees of $115,500 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Forms 10-Q for that year. PricewaterhouseCoopers LLP did not provide any consulting or other non-audit services in 2000.

                                  OTHER MATTERS

         A.C. Moore is not presently aware of any matters (other than procedural matters) which will be brought before the A.C. Moore Annual Meeting which are not reflected in the attached Notice of the Meeting. The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the A.C. Moore Annual Meeting: (i) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the A.C. Moore Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by A.C. Moore's 2000 Annual Report to Shareholders which includes a copy of the Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission.

                                         By Order of the Board of Directors

                                         ---------------------------------------
                                         Janet Parker-Vandenberg
                                         Secretary

Blackwood, New Jersey
April 19, 2001

                                   APPENDIX A

                         A.C. MOORE ARTS & CRAFTS, INC.
                            AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the A.C. Moore Arts & Crafts, Inc.'s (the "Company") financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, accountants or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside accountant is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside accountants are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside accountants, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside accountant's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside accountants the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside accountants the quality and adequacy of the Company's internal controls.

o The Committee shall:

   o request from the outside accountants annually, a formal written statement delineating all relationships between the accountant and the Company consistent with Independence Standards Board Standard Number 1;

   o discuss with the outside accountants any such disclosed relationships and their impact on the outside accountant's independence; and

   o recommend that the Board take appropriate action to oversee the independence of the outside accountant.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside accountant.

                         A.C. MOORE ARTS & CRAFTS, INC.
                              BLACKWOOD, NEW JERSEY

           PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS, MAY 17, 2001

                  Solicited On Behalf of the Board of Directors

         The undersigned hereby constitutes and appoints Jack Parker and William Kaplan, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of A.C. Moore Arts & Crafts, Inc. to be held on the 17th day of May, 2001 and at any postponement or adjournment thereof, and to vote all of the shares of A.C. Moore Arts & Crafts, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as marked on the reverse side hereof.

         This Proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote FOR each proposal listed on the reverse side hereof.

         A majority of said attorneys and proxies present and acting at the meeting in person or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. Discretionary authority is conferred hereby as to certain matters as may properly come before the meeting.

              (Continued and to be marked, signed and dated on the reverse side)

(2) ELECTION OF DIRECTORS: Richard J. Bauer and Richard J. Drake

                  FOR all nominees                   WITHHOLD AUTHORITY         (INSTRUCTION: To withhold authority to vote
                  listed above (except               to vote for the            for any individual nominee, write the nominee's
                  as marked to the                   nominees listed            name in the space provided below.)
                  contrary at right.)                above.

                      [ ]                               [ ]                     ________________________________________________



(2) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

                                                            Receipt of the Notice of Annual Meeting of Shareholders and
                                                            Proxy Statement dated April 19, 2001 is hereby acknowledged.

                                                            ------------------------------------------------------------
                                                            Signature

                                                            ------------------------------------------------------------
                                                            Signature

                                                            Dated:
                                                                  ------------------------------------------------------

                                                            Please sign exactly as your name or names appear hereon,
                                                            including any official position or representative capacity.

       Please mark, date and sign this proxy and return it promptly in the enclosed postage paid envelope.